SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Jul-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Jul-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1      101226711       3915465   590489           0    97311246  23-Jul-01
I-A-2      176934520       6843855  1068979           0   170090665  23-Jul-01
I-A-3        3490576             0    21089           0     3355560  23-Jul-01
I-P           457166          4633        0           0      452533  23-Jul-01
I-S          1147277             0     6931           0     1078317  23-Jul-01
II-A        39595559       2115292   230974           0    37480267  23-Jul-01
II-S         4074179             0    23766           0     3859384  23-Jul-01
M1           6399004          6871    38486           0     6392133  23-Jul-01
M2           2634296          2829    15844           0     2631467  23-Jul-01
M3           1505312          1616     9054           0     1503695  23-Jul-01
B1           1128984          1212     6790           0     1127772  23-Jul-01
B2            564491           606     3395           0      563885  23-Jul-01
B3            940826          1010     5659           0      939816  23-Jul-01
R                  0             0        0           0           0  23-Jul-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       880.23227      34.04752  5.13469   846.18475 23-Jul-01
I-A-2       880.23227      34.04752  5.31807   846.18475 23-Jul-01
I-A-3       880.23232       0.00000  5.31807   846.18480 23-Jul-01
I-P         929.60973       9.42121  0.00000   920.18852 23-Jul-01
I-S         896.02246       0.00000  5.41347   842.16443 23-Jul-01
II-A        822.11571      43.91944  4.79567   778.19627 23-Jul-01
II-S        815.84762       0.00000  4.75911   772.83536 23-Jul-01
M1          995.86308       1.06932  5.98951   994.79376 23-Jul-01
M2          995.86308       1.06932  5.98951   994.79376 23-Jul-01
M3          995.86309       1.06932  5.98951   994.79377 23-Jul-01
B1          995.86308       1.06932  5.98951   994.79376 23-Jul-01
B2          995.86307       1.06932  5.98951   994.79375 23-Jul-01
B3          995.86331       1.06932  5.98951   994.79400 23-Jul-01
R             0.00000       0.00000  0.30000     0.00000 23-Jul-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-Jul-01